Exhibit 99.1

Lantronix Reports Record Results for Fourth Quarter and Fiscal 2022

•         Fourth Quarter Net Revenue of $35.9 Million, up 74 Percent Year-Over-Year

•         Fourth Quarter GAAP EPS of $0.07 vs. ($0.04) in the Prior Year

•         Fourth Quarter Non-GAAP EPS of $0.08 vs. $0.06 in the Prior Year

•         Initiates Full Year Fiscal 2023 Revenue Guidance to a range of $149 Million to $162 Million

IRVINE, Calif., Aug. 25, 2022 – Lantronix Inc. (NASDAQ: LTRX), a global provider of secure turnkey solutions for Intelligent IT and Internet of Things (IoT), today reported record results for its fourth quarter of fiscal 2022.

Net revenue totaled $35.9 million, up 74 percent year-over-year and up 11 percent sequentially.

GAAP EPS of $0.07, compared to ($0.04) in the prior year and ($0.09) in the prior quarter.

Non-GAAP EPS of $0.08, compared to $0.06 in the prior year and $0.08 in the prior quarter.

Business Outlook

While supply chain dynamics remain challenging, the company currently expects full year fiscal 2023 revenue to range from $149 million to $162 million, representing growth of approximately 15 percent to 25 percent year-over-year. The company further expects fiscal 2023 non-GAAP EPS in the range of $0.39 to $0.44 per share, up approximately 18 percent to 33 percent year-over-year.

Conference Call and Webcast

Lantronix will host an investor conference call and audio webcast on Thursday, Aug. 25, 2022, at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time) to discuss its results for the fourth quarter and full fiscal 2022. To access the live conference call, investors should dial 1-844-802-2442 (US) or 1-412-317-5135 (international) and indicate that they are participating in the Lantronix Q4 FY 2022 call. The webcast will be available simultaneously via the investor relations section of the Company’s website.

Investors can access a replay of the conference call starting at approximately 7:00 p.m. Pacific Time on Thursday, Aug. 25, 2022, at the Lantronix website. A telephonic replay will also be available through Sept. 1, 2022, by dialing 1-877-344-7529 (US) or 1-412-317-0088 (international) and entering passcode 3155251.

About Lantronix

Lantronix Inc. is a global provider of secure turnkey solutions for the Internet of Things (IoT) and Remote Environment Management (REM), offering Software as a Service (SaaS), connectivity services, engineering services and intelligent hardware.

Lantronix enables its customers to accelerate time to market and increase operational up-time and efficiency by providing reliable, secure and connected Intelligent Edge IoT and Remote Management Gateway solutions.

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Lantronix’s products and services dramatically simplify the creation, development, deployment and management of IoT and IT projects across Robotics, Automotive, Wearables, Video Conferencing, Industrial, Medical, Logistics, Smart Cities, Security, Retail, Branch Office, Server Room, and Datacenter applications. For more information, visit the Lantronix website.

Learn more at the Lantronix blog, which features industry discussion and updates. Follow Lantronix on Twitter, view our YouTube video library or connect with us on LinkedIn.

References in this Report to “fiscal 2022” refer to the fiscal year ended June 30, 2022, and references to “fiscal 2023” refer to the fiscal year ending June 30, 2023.

Discussion of Non-GAAP Financial Measures

Lantronix believes that the presentation of non-GAAP financial information, when presented in conjunction with the corresponding GAAP measures, provides important supplemental information to management and investors regarding financial and business trends relating to the company’s financial condition and results of operations. Management uses the aforementioned non-GAAP measures to monitor and evaluate ongoing operating results and trends to gain an understanding of our comparative operating performance. The non-GAAP financial measures disclosed by the company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations of the non-GAAP financial measures to the financial measures calculated in accordance with GAAP should be carefully evaluated. The non-GAAP financial measures used by the company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. The company has provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

Non-GAAP net income consists of net loss excluding (i) share-based compensation and the employer portion of withholding taxes on stock grants, (ii) depreciation and amortization, (iii) interest income (expense), (iv) other income (expense), (v) income tax provision (benefit), (vi) restructuring, severance and related charges, (vii) acquisition related costs, (viii) impairment of long-lived assets, (ix) amortization of purchased intangibles, (x) amortization of manufacturing profit in acquired inventory, (xi) fair value remeasurement of earnout consideration, and (xii) loss on extinguishment of debt.

Non-GAAP EPS is calculated by dividing non-GAAP net loss by non-GAAP weighted-average shares outstanding (diluted). For purposes of calculating non-GAAP EPS, the calculation of GAAP weighted-average shares outstanding (diluted) is adjusted to exclude share-based compensation, which for GAAP purposes is treated as proceeds assumed to be used to repurchase shares under the GAAP treasury stock method.

Guidance on earnings per share growth is provided only on a non-GAAP basis due to the inherent difficulty of forecasting the timing or amount of certain items that have been excluded from the forward-looking non-GAAP measures, and a reconciliation to the comparable GAAP guidance has not been provided because certain factors that are materially significant to Lantronix’s ability to estimate the excluded items are not accessible or estimable on a forward-looking basis without unreasonable effort.

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Forward-Looking Statements

This news release contains forward-looking statements, including statements concerning our revenue and earnings expectations for fiscal 2023. These forward-looking statements are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. We have based our forward-looking statements on our current expectations and projections about trends affecting our business and industry and other future events. Although we do not make forward-looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy. Forward-looking statements are subject to substantial risks and uncertainties that could cause our results or experiences, or future business, financial condition, results of operations or performance, to differ materially from our historical results or those expressed or implied in any forward-looking statement contained in this news release. Other factors which could have a material adverse effect on our operations and future prospects or which could cause actual results to differ materially from our expectations include, but are not limited to: the effects of negative or worsening regional and worldwide economic conditions or market instability on our business, including effects on purchasing decisions by our customers; our ability to successfully convert our backlog and current demand; the impact of the COVID-19 pandemic, including the emergence of new more contagious and/or vaccine-resistant strains of the virus and the impact of vaccination efforts, on our business, employees, supply and distribution chains and the global economy; our ability to mitigate any disruption in our and our suppliers’ and vendors’ supply chains due to the COVID-19 pandemic, the war between Ukraine and Russia or other causes; our ability to successfully implement our acquisitions strategy or integrate acquired companies; uncertainty as to the future profitability of acquired businesses, and delays in the realization of, or the failure to realize, any accretion from acquisition transactions; acquiring, managing and integrating new operations, businesses or assets, and the associated diversion of management attention or other related costs or difficulties; our ability to continue to generate revenue from products sold into mature markets; our ability to develop, market, and sell new products; our ability to succeed with our new software offerings; fluctuations in our revenue due to the project-based timing of orders from certain customers; unpredictable timing of our revenues due to the lengthy sales cycle for our products and services and potential delays in customer completion of projects; our ability to accurately forecast future demand for our products; delays in qualifying revisions of existing products; constraints or delays in the supply of, or quality control issues with, certain materials or components; difficulties associated with the delivery, quality or cost of our products from our contract manufacturers or suppliers; risks related to the outsourcing of manufacturing and international operations; difficulties associated with our distributors or resellers; intense competition in our industry and resultant downward price pressure; rises in inventory levels and inventory obsolescence; undetected software or hardware errors or defects in our products; cybersecurity risks; our ability to obtain appropriate industry certifications or approvals from governmental regulatory bodies; changes in applicable U.S. and foreign government laws, regulations, and tariffs; our ability to protect patents and other proprietary rights and avoid infringement of others’ proprietary technology rights; the level of our indebtedness, our ability to service our indebtedness and the restrictions in our debt agreements; our ability to attract and retain qualified management; and any additional factors included in our Report on Form 10-K for the fiscal year ended June 30, 2021, filed with the Securities and Exchange Commission (the “SEC”) on August 27, 2021, including in the section entitled “Risk Factors” in Item 1A of Part I of that report; in our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2022, filed with the SEC on May 5, 2022, including in the section entitled “Risk Factors” in Item 1A of Part II of such report; and in our other public filings with the SEC. In addition, actual results may differ as a result of additional risks and uncertainties of which we are currently unaware or which we do not currently view as material to our business. For these reasons, investors are cautioned not to place undue reliance on any forward-looking statements. The forward-looking statements we make speak only as of the date on which they are made. We expressly disclaim any intent or obligation to update any forward-looking statements after the date hereof to conform such statements to actual results or to changes in our opinions or expectations, except as required by applicable law or the rules of the Nasdaq Stock Market LLC. If we do update or correct any forward-looking statements, investors should not conclude that we will make additional updates or corrections.

© 2022 Lantronix, Inc. All rights reserved. Lantronix is a registered trademark.

Lantronix Investor Relations Contact:

Jeremy Whitaker

Chief Financial Officer

investors@lantronix.com

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LANTRONIX, INC.

Unaudited Consolidated Balance Sheets

(In thousands, except share and par value data)

	June 30,	June 30,
	2022	2021

Assets
Current Assets:
Cash and cash equivalents	$17,221	$9,739
Accounts receivable (net of allowance for doubtful accounts of $340 and $321 at June 30, 2022 and 2021, respectively)	26,262	13,515
Inventories, net	37,679	15,059
Contract manufacturers' receivable	3,454	1,960
Prepaid expenses and other current assets	5,417	2,880
Total current assets	90,033	43,153

Property and equipment, net	3,652	1,577
Goodwill	20,768	15,810
Purchased intangible assets, net	14,559	9,355
Lease right-of-use assets	8,037	2,431
Other assets	325	240
Total assets	$137,374	$72,566

Liabilities and stockholders' equity
Current Liabilities:
Accounts payable	$20,644	$9,122
Accrued payroll and related expenses	4,729	4,942
Current portion of long-term debt, net	1,671	1,472
Other current liabilities	8,477	7,328
Total current liabilities	35,521	22,864
Long-term debt, net	14,274	2,210
Other non-current liabilities	7,683	1,396
Total liabilities	57,478	26,470

Commitments and contingencies

Stockholders' equity:
Preferred stock, $0.0001 par value; 5,000,000 shares authorized; none issued and outstanding	–	–
Common stock, $0.0001 par value; 100,000,000 shares authorized; 35,129,301 and 29,087,714 shares issued and outstanding at June 30, 2022 and 2021, respectively	4	3
Additional paid-in capital	289,046	249,885
Accumulated deficit	(209,525)	(204,163)
Accumulated other comprehensive income	371	371
Total stockholders' equity	79,896	46,096
Total liabilities and stockholders' equity	$137,374	$72,566

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LANTRONIX, INC.

Unaudited Consolidated Statements of Operations

(In thousands, except per share data)

	Three Months Ended			Years Ended
	June 30,	March 31,	June 30,	June 30,
	2022	2022	2021	2022	2021

Net revenue	$35,945	$32,324	$20,638	$129,655	$71,477
Cost of revenue	20,878	18,708	10,566	74,069	38,452
Gross profit	15,067	13,616	10,072	55,586	33,025
Operating expenses:
Selling, general and administrative	9,362	8,326	6,061	34,529	20,808
Research and development	4,853	4,483	3,573	17,687	11,113
Restructuring, severance and related charges	35	51	157	795	506
Acquisition-related costs	126	154	663	889	841
Fair value remeasurement of earnout consideration	(1,355)	1,203	–	1,107	–
Amortization of purchased intangible assets	1,478	1,479	579	5,590	3,094
Total operating expenses	14,499	15,696	11,033	60,597	36,362
Loss from operations	568	(2,080)	(961)	(5,011)	(3,337)
Interest expense, net	(195)	(303)	(71)	(1,472)	(315)
Loss on extinguishment of debt	–	(764)	–	(764)	–
Other income (expense), net	78	32	(14)	53	(197)
Loss before income taxes	451	(3,115)	(1,046)	(7,194)	(3,849)
Provision (benefit) for income taxes	(2,055)	75	50	(1,832)	195
Net income (loss)	$2,506	$(3,190)	$(1,096)	$(5,362)	$(4,044)

Net income (loss) per share - basic	$0.07	$(0.09)	$(0.04)	$(0.16)	$(0.14)
Net income (loss) per share - diluted	$0.07	$(0.09)	$(0.04)	$(0.16)	$(0.14)

Weighted-average common shares - basic	34,933	34,695	28,979	32,671	28,708
Weighted-average common shares - diluted	36,150	34,695	28,979	32,671	28,708

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LANTRONIX, INC.

Unaudited Reconciliation of Non-GAAP Adjustments

(In thousands)

	Three Months Ended			Years Ended
	June 30,	March 31,	June 30,	June 30,
	2022	2022	2021	2022	2021

GAAP net income (loss)	$2,506	$(3,190)	$(1,096)	$(5,362)	$(4,044)
Non-GAAP adjustments:
Cost of revenue:
Share-based compensation	89	80	69	369	281
Employer portion of withholding taxes on stock grants	–	1	2	9	5
Amortization of manufacturing profit in acquired inventory	–	–	–	380	7
Depreciation and amortization	146	161	104	571	632
Total adjustment to costs of revenue	235	242	175	1,329	925
Selling, general and administrative:
Share-based compensation	1,294	1,264	800	4,862	2,719
Employer portion of withholding taxes on stock grants	15	25	13	144	43
Depreciation and amortization	104	78	40	324	170
Total adjustments to selling, general and administrative	1,413	1,367	853	5,330	2,932
Research and development:
Share-based compensation	270	268	179	1,015	584
Employer portion of withholding taxes on stock grants	6	10	6	34	19
Depreciation and amortization	76	79	58	300	198
Total adjustments to research and development	352	357	243	1,349	801
Restructuring, severance and related charges	35	51	157	795	506
Acquisition related costs	126	154	663	889	841
Fair value remeasurement of earnout consideration	(1,355)	1,203	–	1,107	–
Loss on extinguishment of debt	–	764	–	764	–
Amortization of purchased intangible assets	1,478	1,479	579	5,590	3,094
Total non-GAAP adjustments to operating expenses	2,049	5,375	2,495	15,824	8,174
Interest (income) expense, net	195	303	71	1,472	315
Other expense, net	(78)	(32)	14	(53)	197
Provision (benefit) for income taxes	(2,055)	75	50	(1,832)	195
Total Non-GAAP adjustments	346	5,963	2,805	16,740	9,806
Non-GAAP net income	$2,852	$2,773	$1,709	$11,378	$5,762

Non-GAAP net income per share (diluted)	$0.08	$0.08	$0.06	$0.33	$0.19

Denominator for GAAP net income (loss) per share (diluted)	36,150	34,695	28,979	32,671	28,708
Non-GAAP adjustment	853	1,992	1,716	1,891	1,689
Denominator for non-GAAP net income per share (diluted)	37,003	36,687	30,695	34,562	30,397

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To more closely align the categorization of our product lines with how we position them in the marketplace, we have re-organized our products and solutions into three product lines: Embedded IoT Solutions, IoT System Solutions, and Software & Services. Until this recent change, we had organized our products and solutions into three different product lines: IoT, REM and Other. Going forward, we do not plan to disclose our net revenue by the old categorizations.

LANTRONIX, INC.

Unaudited Net Revenues by Product Line and Region

(In thousands)

	Three Months Ended			Years Ended
	June 30, 2022	March 31, 2022	June 30, 2021	June 30, 2022	June 30, 2021
Embedded IoT Solutions	$18,443	$15,351	$10,966	$61,773	$38,611
IoT System Solutions	14,633	14,861	5,761	59,019	24,189
Software & Services	2,869	2,112	3,911	8,863	8,677
	$35,945	$32,324	$20,638	$129,655	$71,477

	Three Months Ended			Years Ended
	June 30, 2022	March 31, 2022	June 30, 2021	June 30, 2022	June 30, 2021
Americas	$19,051	$20,448	$11,071	$77,799	$38,638
EMEA	7,061	5,071	5,711	22,542	17,186
APJ	9,833	6,805	3,856	29,314	15,653
	$35,945	$32,324	$20,638	$129,655	$71,477

For comparative purposes, the following tables present our product line categorizations prior to our decision to reorganize how we present this information during the fourth quarter of fiscal 2022. As discussed above, going forward we do not plan to disclose our net revenue by these categorizations.

	Three Months Ended			Years Ended
	June 30, 2022	March 31, 2022	June 30, 2021	June 30, 2022	June 30, 2021
IoT	$32,553	$28,587	$17,484	$112,492	$59,167
REM	3,228	3,614	3,041	16,585	11,843
Other	164	123	113	578	467
	$35,945	$32,324	$20,638	$129,655	$71,477

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